Exhibit 4.6

THIS FIRST SUPPLEMENTAL INDENTURE, dated as of August 20, 2004 (this “First Supplemental Indenture”), is by and among US Oncology, Inc., a Delaware corporation (“US Oncology”), each of the parties identified as a Subsidiary Guarantor on the signature pages hereto (each, a “Subsidiary Guarantor” and collectively, the “Subsidiary Guarantors”) and LaSalle Bank National Association, a national banking association, as trustee (the “Trustee”).

WITNESSETH

WHEREAS, Oiler Acquisition Corp. (the “Company”) and the Trustee are parties to an indenture dated as of August 20, 2004 (the “ Indenture”), providing for the issuance of the Company’s 9% Senior Notes due 2012 (the “Securities”);

WHEREAS, the Company has merged with and into US Oncology (the “Merger”);

WHEREAS, pursuant to Section 5.01 of the Indenture, US Oncology is assuming, by and under this First Supplemental Indenture, the Company’s obligations for the due and punctual payment of the principal of, premium, if any, and interest on all the Securities and the performance and observance of each covenant of the Indenture on the part of the Company to be performed or observed;

WHEREAS, pursuant to Section 11.06 of the Indenture, each Subsidiary Guarantor is unconditionally and irrevocably guaranteeing US Oncology’s obligations with respect to the Securities on the terms set forth in the Indenture; and

WHEREAS, pursuant to Section 9.01 of the Indenture, the Trustee is authorized to execute and deliver this First Supplemental Indenture.

NOW, THEREFORE, for and in consideration of the foregoing premises, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities, as follows:

1.                                       Capitalized Terms. Capitalized terms used herein without definition shall have the meanings assigned to them in the Indenture.

2.                                       Assumption by US Oncology. US Oncology hereby assumes the Company’s obligations for the due and punctual payment of the principal of, premium, if any, and interest on all outstanding Securities issued pursuant to the Indenture and the performance and observance of each other obligation and covenant set forth in the Indenture to be performed or observed on the part of the Company. US Oncology is hereby substituted for, and may exercise every right and power of, the Company under the Indenture with the same effect as if US Oncology had been named as the Company in the Indenture.

3.                                       Notation on Securities. Securities authenticated and delivered after the date hereof may bear the following notation, which may be stamped or imprinted thereon:

“In connection with the merger of Oiler Acquisition Corp. (the “Company”) with and into US Oncology, Inc. (“US Oncology”) and pursuant to the First Supplemental Indenture dated as of August 20, 2004, US Oncology has assumed the Company’s obligations for the due and punctual payment of the principal of, premium, if any, and interest on this Security and the performance of each other obligation and covenant set forth in the Indenture to be performed or observed on the part of the Company.”

4.                                       Agreements to Become Guarantors. Each of the Subsidiary Guarantors hereby unconditionally and irrevocably guarantees US Oncology’s obligations under the Securities and the Indenture on the terms and subject to the conditions set forth in Article XI of the Indenture and agree to be bound by all other provisions of the Indenture and the Securities applicable to a Subsidiary Guarantor therein.

5.                                       Ratification of Indenture: First Supplemental Indenture Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This First Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Securities heretofore or hereafter authenticated and delivered shall be bound hereby.

6.                                       Notices. For purposes of Section 13.02 of the Indenture, the address for notices to US Oncology and each of the Subsidiary Guarantors shall be:

c/o US Oncology, Inc.
16825 Northchase Drive
Suite 1300
Houston, Texas 77060
Attention: General Counsel

7.                                       Governing Law. This First Supplemental Indenture shall be governed by, and construed in accordance with, the laws of the State of New York.

8.                                       Counterparts. The parties may sign any number of copies of this First Supplemental Indenture. Each signed copy shall be an original, but all of them together shall represent the same agreement.

9.                                       Effect of Headings. The section headings herein are for convenience only and shall not affect the construction hereof.

10.                                 The Trustee. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this First Supplemental Indenture or for or in respect of the recitals contained herein, all of which recitals are made solely by US Oncology and the Subsidiary Guarantors.

IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed, all as of the date first above written.

US ONCOLOGY, INC.

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Chief Financial Officer

ALABAMA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

AOR HOLDING COMPANY OF INDIANA, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF ARIZONA, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF INDIANA, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF MISSOURI, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF OKLAHOMA, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF PENNSYLVANIA, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF TEXAS, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR MANAGEMENT COMPANY OF VIRGINIA, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR REAL ESTATE, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR OF INDIANA MANAGEMENT PARTNERSHIP, as a Subsidiary Guarantor

By:	AOR MANAGEMENT COMPANY OF INDIANA, INC.
Its:	General Partner

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

and

By:	AOR HOLDING COMPANY OF INDIANA, INC.
Its:	General Partner

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR OF TEXAS MANAGEMENT LIMITED PARTNERSHIP, as a Subsidiary Guarantor

By:	AOR MANAGEMENT COMPANY OF TEXAS, INC.
Its:	General Partner

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AOR SYNTHETIC REAL ESTATE, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

AORT HOLDING COMPANY, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

CALIFORNIA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

FLORIDA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

GREENVILLE RADIATION CARE, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

IOWA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

MICHIGAN PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

NEBRASKA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

NEW MEXICO PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

NORTH CAROLINA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

PENNSYLVANIA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

PHYSICIAN RELIANCE HOLDINGS, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

PHYSICIAN RELIANCE NETWORK, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

RMCC CANCER CENTER, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

SELECTPLUS ONCOLOGY, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

ST. LOUIS PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

TEXAS PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

TOPS PHARMACY SERVICES, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

US ONCOLOGY CORPORATE, INC., as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

US ONCOLOGY PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

US ONCOLOGY RESEARCH, INC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Vice President

WASHINGTON PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

PHYSICIAN RELIANCE, L.P., as a Subsidiary Guarantor

By:	PRN Physician Reliance, LLC
Its:	General Partner

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

PRN PHYSICIAN RELIANCE, LLC, as a Subsidiary Guarantor

By:	/s/ Bruce Broussard
Name:	Bruce Broussard
Title:	Manager

LASALLE BANK NATIONAL ASSOCIATION, as Trustee

By:	/s/ Vernita L Anderson
Name:	VERNITA L ANDERSON
Title:	Assistant Vice President